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                   AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                          METRO ONE TELECOMMUNICATIONS, INC.
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                                  TABLE OF CONTENTS
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1  ACCOUNTING AND OTHER TERMS . . . . . . . . . . . . . . . . . . . . . .  4

2  LOAN AND TERMS OF PAYMENT. . . . . . . . . . . . . . . . . . . . . . .  4
   2.1   Credit Extensions. . . . . . . . . . . . . . . . . . . . . . . .  4
   2.2   Overadvances . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   2.3   Interest Rate, Payments. . . . . . . . . . . . . . . . . . . . .  5
   2.4   Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

3  CONDITIONS OF LOANS. . . . . . . . . . . . . . . . . . . . . . . . . .  6
   3.1   Conditions Precedent to Initial Credit Extension . . . . . . . .  6
   3.2   Conditions Precedent to all Credit Extensions. . . . . . . . . .  6

4  CREATION OF SECURITY INTEREST. . . . . . . . . . . . . . . . . . . . .  6
   4.1   Grant of Security Interest . . . . . . . . . . . . . . . . . . .  6

5  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . .  6
   5.1   Due Organization and Authorization . . . . . . . . . . . . . . .  6
   5.2   Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   5.3   Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
   5.4   No Material Adverse Change in Financial Statements . . . . . . .  7
   5.5   Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
   5.6   Regulatory Compliance. . . . . . . . . . . . . . . . . . . . . .  7
   5.7   Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . .  7
   5.8   Full Disclosure. . . . . . . . . . . . . . . . . . . . . . . . .  7

6  AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . .  7
   6.1   Government Compliance. . . . . . . . . . . . . . . . . . . . . .  7
   6.2   Financial Statements, Reports, Certificates. . . . . . . . . . .  8
   6.3   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
   6.4   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
   6.5   Primary Accounts . . . . . . . . . . . . . . . . . . . . . . . .  9
   6.6   Financial Covenants. . . . . . . . . . . . . . . . . . . . . . .  9
   6.7   Further Assurances . . . . . . . . . . . . . . . . . . . . . . .  9

7  NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . .  9
   7.1   Dispositions . . . . . . . . . . . . . . . . . . . . . . . . . .  9
   7.2   Changes in Business, Ownership, Management or Business
         Locations. . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
   7.3   Mergers or Acquisitions. . . . . . . . . . . . . . . . . . . . .  9
   7.4   Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . 10
   7.5   Encumbrance. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
   7.6   Distributions; Investments . . . . . . . . . . . . . . . . . . . 10
   7.7   Transactions with Affiliates . . . . . . . . . . . . . . . . . . 10
   7.8   Subordinated Debt. . . . . . . . . . . . . . . . . . . . . . . . 10
   7.9   Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

8  EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
   8.1   Payment Default. . . . . . . . . . . . . . . . . . . . . . . . . 10
   8.2   Covenant Default . . . . . . . . . . . . . . . . . . . . . . . . 11
   8.3   Material Adverse Change. . . . . . . . . . . . . . . . . . . . . 11
   8.4   Attachment . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
   8.5   Insolvency . . . . . . . . . . . . . . . . . . . . . . . . . . . 11


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   8.6   Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . 11
   8.7   Judgments. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
   8.8   Misrepresentations . . . . . . . . . . . . . . . . . . . . . . . 11

9  BANK'S RIGHTS AND REMEDIES . . . . . . . . . . . . . . . . . . . . . . 12
   9.1   Rights and Remedies. . . . . . . . . . . . . . . . . . . . . . . 12
   9.2   Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . . 12
   9.3   Accounts Collection. . . . . . . . . . . . . . . . . . . . . . . 12
   9.4   Bank Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 12
   9.5   Bank's Liability for Collateral. . . . . . . . . . . . . . . . . 13
   9.6   Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . . 13
   9.7   Demand Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . 13

10 NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

11 CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER . . . . . . . . . . . . . . 13

12 GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 13
   12.1  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . 13
   12.2  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . 14
   12.3  Time of Essence. . . . . . . . . . . . . . . . . . . . . . . . . 14
   12.4  Severability of Provision. . . . . . . . . . . . . . . . . . . . 14
   12.5  Amendments in Writing, Integration . . . . . . . . . . . . . . . 14
   12.6  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . 14
   12.7  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
   12.8  Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . 14
   12.9  Effect of Amendment and Restatement. . . . . . . . . . . . . . . 15
   12.10 Attorneys' Fees, Costs and Expenses. . . . . . . . . . . . . . . 15

13 DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
   13.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . 15

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       THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated April 23,
1999, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 with a loan production office located at 11000 SW Stratus, Ste. 170, Beaverton, Oregon 97008-7113 and METRO ONE
TELECOMMUNICATIONS, INC. ("Borrower"), whose address is 8405 SW Nimbus, Beaverton, Oregon 97008.

                                       RECITALS

       A. Bank and Borrower are parties to that certain Loan and Security Agreements dated March 15, 1996 and June 24, 1998 with Schedules attached thereto, as amended (collectively, the "Original Agreement").

       B. Borrower and Bank desire in this Agreement to set forth their agreement with respect to a working capital and equipment line loan and to amend and restate in its entirety without novation the Original Agreement in accordance with the provisions herein.

                                      AGREEMENT

       The parties agree as follows:

1      ACCOUNTING AND OTHER TERMS

       Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2      LOAN AND TERMS OF PAYMENT

2.1    CREDIT EXTENSIONS.

       Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1  REVOLVING ADVANCES.

       (a) Bank will make Advances not exceeding the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

       (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to reliance.

       (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances and other amounts due under this Agreement are immediately payable.

2.1.2  EQUIPMENT ADVANCES.

       (a) Through April 23, 2000 (the "Equipment Availability End Date"), Bank will make advances ("Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Committed Equipment


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Line. The Equipment Advances may only be used to finance (i) new Equipment purchased on or after 180 days before the date of this Agreement provided that such Equipment Advances in connection therewith may not exceed 90% of the equipment invoice less taxes, shipping, warranty charges, freight discounts and installation expense, and (ii) existing or previously owned Equipment not to exceed 50% of the net book value for such Equipment. Each Equipment Advance must be for a minimum of $250,000.

       (b) Interest accrues from the date of each Equipment Advance at the rate in Section 2.3(a). Each Equipment Advance shall be payable in 42 equal monthly installments of principal, plus accrued interest, beginning on the 1st of each month following each Equipment Advance and ending on the 1st day of 42nd month from the first monthly payment (each, the "Equipment Maturity Date"). Equipment Advances when repaid may not be reborrowed.

       (c) To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

2.2    OVERADVANCES.

       If Borrower's Obligations under (a) Section 2.1.1 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, or (b)
Section 2.1.1 plus Section 2.1.2 exceed the Credit Limit, Borrower must immediately pay Bank the excess.

2.3    INTEREST RATE, PAYMENTS.

       (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate. For Equipment Advances, Borrower may elect one of the following: (i) a variable rate equal to the Prime Rate or (ii) a rate equal to 325 basis points above the Treasury Bill Rate effective at the time of the Equipment Advance fixed for the duration of the Equipment Advance. If Borrower elects the fixed option, a Prepayment Fee shall apply. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

       (b) Payments. Interest due on the Committed Revolving Line is payable on the 1st of each month. Interest due on the Equipment Advances is payable on the 1st of each month. Bank may debit any of Borrower's deposit accounts including Account Number 09003193-70 for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.4    FEES.

       Borrower will pay:

       (a) Facility Fee. A fully earned, non-refundable Facility Fee of $20,000 due on the Closing Date;

       (b) An unused Facility Fee of .20% per annum of the unused portion of the Committed Revolving Line payable quarterly in arrears; and

       (c) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses) incurred through and after the date of this Agreement, are payable when due.


                                          5


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3      CONDITIONS OF LOANS

3.1    CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSIONS.

       Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires; and

       Borrower shall pay in full any outstanding principal and interest under loan #1100063990.

3.2    CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

       Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

       (a) timely receipt of any Payment/Advance Form; and

       (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Advance and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4      CREATION OF SECURITY INTEREST

4.1    GRANT OF SECURITY INTEREST.

       Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations, and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5      REPRESENTATIONS AND WARRANTIES

       Borrower represents and warrants as follows:

5.1    DUE ORGANIZATION AND AUTHORIZATION.

       Borrower and each Subsidiary is duly existing and, in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires, that it be qualified.

       The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

5.2    COLLATERAL.

       Borrower has good title to the Collateral, free of Liens except property Liens. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent insolvency proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All inventory is in all material respects of good and marketable quality, free from material defects.


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5.3    LITIGATION.

       Except as may otherwise be disclosed to Bank, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

5.4    NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

       All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5    SOLVENCY.

       The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6    REGULATORY COMPLIANCE.

       Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

5.7    SUBSIDIARIES.

       Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8    FULL DISCLOSURE.

       No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6      AFFIRMATIVE COVENANTS

       Borrower will do all of the following:


6.1    GOVERNMENT COMPLIANCE.

       Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

6.2    FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

       (a) Borrower will deliver to Bank: (i) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 1O-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (ii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $250,000 or more; (iii) budgets, sales projections, operating plans or other financial information Bank requests.

       (b) At such time as Advances become subject to the Borrowing Base and within 30 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable.

       (c) Borrower will deliver to Bank a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D, together with its 10Q and 1OK reports.

       (d) Bank has the right to audit Borrower's Collateral at Borrower's expense, but the audits will be conducted no more often than every year and will be performed after Closing Date and the cost of such audit shall not exceed $1,500, unless an Event of Default has occurred and is continuing.

6.3.   TAXES.

       Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.4    INSURANCE.

       Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank requests. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations. Statutory notice regarding insurance.

                                       WARNING

       Unless you provide us with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

       You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

       This coverage we purchased may be considerably more expensive than insurance you can obtain on your own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

6.5    PRIMARY ACCOUNTS.

       Borrower will maintain its primary operating accounts with Bank.

6.6    FINANCIAL COVENANTS.

       Borrower will maintain as of the last day of each quarter:

            (i) QUICK RATIO. Quick Ratio. A ratio of Quick Assets to Current Liabilities minus Deferred Maintenance Revenue plus any outstanding Revolving Advances which may be considered long term debt under GAAP of at least
1.50 to 1.00.

            (ii) DEBT/TANGIBLE NET WORTH RATIO. A ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 0.75 to 1.00.

            (iii) TANGIBLE NET WORTH. A Tangible Net Worth of at least $25,000,000 plus 75% of quarterly net income, beginning with the quarter ending March 31, 1999.

            (iv) DEBT SERVICE COVERAGE. A ratio of quarterly net earnings after tax (before one time merger related expense in one quarter only) plus interest, depreciation and amortization for the specified period divided by the sum of interest expense for such a quarter plus 25% of current maturities of long term debt and capitalized leases of at least 1.50 to 1.00.

            (v) PROFITABILITY. Borrower will have a minimum net profit of $1 for each quarter, except that Borrower may incur one quarterly loss (pre-approved by Bank) related to Section 7.3 herein, (related to both cash expenses and non-cash write-downs) provided, however, net income before such loss would have been greater than $0.

6.7    FURTHER ASSURANCES.

       Borrower will execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7      NEGATIVE COVENANTS

       Borrower will not do any of the following:

7.1    DISPOSITIONS.

       Convoy, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory and equipment in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

7.2    CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

       Engage in or permit any of its Subsidiaries to engage in any business other than businesses equivalent to or substantially similar to the business currently engaged in by Borrower or have a material change in its ownership of greater than 35%. Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations, except for the previously disclosed June relocation of its chief executive office.

7.3    MERGERS OR ACQUISITIONS.

       Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) a Subsidiary is merged into another Subsidiary, (ii) a Subsidiary into Borrower or (ii) an merger related to a stock transaction, provided Borrower has (a) received prior written consent of Bank, which such consent may be granted or withheld by Bank's sole discretion and (b) Borrower has provided to Bank a Compliance Certificate with covenant analysis prior to such transaction indicating that an Event of Default has not occurred and is continuing and Borrower is in compliance with all financial covenants.

7.4    INDEBTEDNESS.

       Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5    ENCUMBRANCE.

       Create incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here.

7.6    DISTRIBUTIONS; INVESTMENTS.

       Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Except as provided in Section 7.3, pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock exceeding 10% of the Borrower's Tangible Net Worth.

7.7    TRANSACTIONS WITH AFFILIATES.

       Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8    SUBORDINATED DEBT.

       Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9    COMPLIANCE.

       Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8      EVENTS OF DEFAULT

       Any one of the following is an Event of Default:

8.1    PAYMENT DEFAULT.

       If Borrower fails to pay any of the Obligations when due;

8.2    COVENANT DEFAULT.

       If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3    MATERIAL ADVERSE CHANGE.

       (i) If there occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance or (ii) if the Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

8.4    ATTACHMENT.

       If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5    INSOLVENCY.

       If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6    OTHER AGREEMENTS.

       If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $250,000 or that could cause a Material Adverse Change;

8.7    JUDGMENTS.

       If a money judgment(s) in the aggregate of at least $250,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8    MISREPRESENTATIONS.

       If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9      BANK'S RIGHTS AND REMEDIES

9.1    RIGHTS AND REMEDIES.

       When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

       (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

       (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

       (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

       (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

       (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

       (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

       (g) Dispose of the Collateral according to the Code.

9.2    POWER OF ATTORNEY.

       Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name an any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and (v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3    ACCOUNTS COLLECTION.

       When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.


9.4    BANK EXPENSES.

       If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.4, and take any action, under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5    BANK'S LIABILITY FOR COLLATERAL.

       If Bank complies with reasonable banking practices it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6    REMEDIES CUMULATIVE.

       Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7    DEMAND WAIVER.

       Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10     NOTICES

       All notice or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11     CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

       Oregon law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts In Washington County, Oregon.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12  GENERAL PROVISIONS

12.1 SUCCESSORS AND ASSIGNS.

       This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2   INDEMNIFICATION.

       Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3   TIME OF ESSENCE.

       Time is of the essence for the performance of all obligations in this Agreement.

12.4   SEVERABILITY OF PROVISION.

       Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5   AMENDMENTS IN WRITING, INTEGRATION.

       All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

12.6   COUNTERPARTS.

       This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7   SURVIVAL.

       All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8   CONFIDENTIALITY.

       In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9   EFFECT OF AMENDMENT AND RESTATEMENT.

       This Agreement is intended to and does completely amend and restate, without novation, the Original Agreement. All advances or loans outstanding under the Original Agreement are and shall continue to be outstanding under this Agreement. All security interests granted under the Original Agreement are hereby confirmed and ratified and shall continue to secure all Obligations under this Agreement.

12.10  ATTORNEYS' FEES, COSTS AND EXPENSES.

       In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

13     DEFINITIONS

13.1   DEFINITIONS.

       In this Agreement:

       "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

       "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

       "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

       "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

       "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

       "BORROWING BASE" shall mean 80% of Eligible Accounts (the "Standard Borrowing Base") as determined by Bank from Borrower's most recent Borrowing Base Certificate. Notwithstanding the foregoing, at such times as the Quick Ratio exceeds 2.00 to 1.00, Borrowing Base shall mean (i) $2,000,000 (the "Non-Formula Amount") for up to 14 days plus (ii) 80% of Eligible Accounts. Within 14 days of an Advance against such Non-Formula Amount, the Advance shall be either be repaid or be supported by the Standard Borrowing Base. If Advances exceed the Non-Formula Amount during such period, the entire amount of outstanding Advances must not exceed the Standard Borrowing Base.

       "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

       "CAPITALIZED PRODUCT DEVELOPMENT COSTS" are all costs associated with the development of Borrower's product including, but not limited to software, that are not recorded as an expense and have been classified as an asset account.

       "CLOSING DATE" is the date of this Agreement.

       "CODE" is the Oregon Uniform Commercial Code.

       "COLLATERAL" is the property described on EXHIBIT A.

       "COMMITTED EQUIPMENT LINE" is a Credit Extension of up to $7,500,000, subject to the Credit Limit.

       "COMMITTED REVOLVING LINE" is an Advance of up to $10,000,000, subject to the Credit Limit.

       "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

       "CREDIT LIMIT" is Advances or Equipment Advances not to exceed $15,000,000 in the aggregate.

       "CREDIT EXTENSION" is each Advance, Equipment Advance or any other extension of credit by Bank for Borrower's benefit.

       "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

       "DEFERRED MAINTENANCE REVENUE" is all amounts received in advance of performance under maintenance contract and not yet recognized as revenue.

       "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; BUT Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

       (a) Accounts that the account debtor has not paid within 90 days of invoice date;

       (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

       (c) Credit balances over 90 days from invoice date;

       (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing except for those certain Accounts from Wireless affiliates of AT& T, Sprint and Airtouch, for which the percentage may be 40%;

       (e) Accounts for which the account debtor does not have its principal place of business in the United States;

       (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality except for Accounts of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727);

       (g) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

       (h) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

       (i) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

       (j) Accounts for which Bank reasonably determines collection to be doubtful.

       "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

       "EQUIPMENT ADVANCE" is defined in Section 2.1.2.

       "EQUIPMENT AVAILABILITY END DATE" is defined in Section 2.1.2.

       "EQUIPMENT MATURITY DATE" is defined in Section 2.1.2.

       "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

       "GAAP" is generally accepted accounting principles.

       "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and
(d) Contingent Obligations.

       "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

       "INVENTORY" is present and future inventory in which Borrower has any interest including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

       "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

       "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

       "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

       "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

       "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and Exchange Contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

       "ORIGINAL AGREEMENT" has the meaning set forth in recital paragraph A.

       "PERMITTED INDEBTEDNESS" is:

       (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

       (b) Indebtedness existing on the Closing Date and shown on the Schedule;

       (c) Subordinated Debt.

       (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

       (e) Indebtedness secured by Permitted Liens.

       "PERMITTED INVESTMENTS" are:

       (a) Investments shown on the Schedule and existing on the Closing Date;

       (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue; and

       (c) Investments which do not exceed 10% of Tangible Net Worth.

       "PERMITTED LIENS" are:

       (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

       (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, IF they have no priority over any of Bank's security interests;

       (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, IF the Lien is confined to the property and Improvements and the proceeds of the equipment.

       (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor; licensor or under any lease or license, IF the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

       (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), BUT any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

       "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

       "PREPAYMENT FEE" means a fee on any portion of the Equipment Advances with a fixed interest rate (the "Fixed Obligations") that is paid before the payment due date. The Prepayment Fee is calculated as follows: First, Bank determines a "Current Market Rate" based on what the Bank would receive if it loaned the amount on the prepayment date in a wholesale funding market matching maturity, principal amount and principal and interest payment dates (such aggregate payments received being deemed the "Current Market

Rate Amount"). Bank, in its sole discretion, may select any wholesale funding market rate as the Current Market Rate. Second, Bank will take the prepayment amount and calculate the present value of each principal and interest payment which, without prepayment, the Bank would have received during term of the Fixed Obligations using the applicable interest rate set forth in this Agreement. The sum of the present value calculations is the "Mark to Market Amount". Third, the Bank will subtract the Mark to Market Amount from the Current Market Rate Amount. Any amount greater than zero is the Prepayment Fee.

       "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

       "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

       "RESPONSIBLE OFFICER" is each of the Senior Vice President, Operations and Senior Vice President-Corporate Development, Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

       "REVOLVING MATURITY DATE" is April 22,2001.

       "SCHEDULE" is any attached schedule of exceptions.

       "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

       "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

       "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries MINUS, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, AND (ii) Total Liabilities.

       "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

       "TREASURY BILL RATE" Treasury Rate is the average weekly yield (of the week ending figures) in the most recent Federal Reserve Statistical Release on actively traded U.S. Treasury obligations for 42 months or if a Statistical Release is not published, the arithmetic average (to the nearest .01%) of the per annum yields to maturity for each Business Day during the week (ending at least two Business Days before the determination is made) of all actively traded marketable United States Treasury fixed interest rate securities with a constant maturity of, or not more than 30 days longer or shorter than the average life of the principal and interest payments that are being prepaid (excluding securities that can be surrendered at face value to pay Federal estate tax, or which provide for tax benefits to the holder).

BORROWER:

Metro One Telecommunications, Inc.


By: /s/ Stebbins B. Chandor, Jr.
   -------------------------------

Title: SVP & CFO
      ----------------------------

By: /s/ Timothy A. Timmins
   -------------------------------

Title: President & CEO
      ----------------------------


BANK:

SILICON VALLEY BANK


By: /s/ Brett Maver
   -------------------------------

Title:  Assistant Vice President
     -----------------------------

                                      EXHIBIT A

       The Collateral consists of all of Borrower's right, title and interest in and to the following:

       All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

       All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

       All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

       All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

       All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

       All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

       All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                      EXHIBIT B

                     LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

                DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION       DATE:
                                               -----------------------------

FAX#: (408) 496-2426                      TIME:
                                               -----------------------------

--------------------------------------------------------------------------------
FROM: Metro One Telecommunications, Inc.
     ---------------------------------------------------------------------------
                                   CLIENT NAME (BORROWER)

REQUESTED BY:
             -------------------------------------------------------------------
                                  AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                     -----------------------------------------------------------
PHONE NUMBER:
             -------------------------------------------------------------------

FROM ACCOUNT #                       TO ACCOUNT #
              ----------------------            --------------------------------

REQUESTED TRANSACTION TYPE         REQUESTED DOLLAR AMOUNT
--------------------------         -----------------------

PRINCIPAL INCREASE (ADVANCE)       $____________________________________________
PRINCIPAL PAYMENT (ONLY)           $____________________________________________
INTEREST PAYMENT (ONLY)            $____________________________________________
PRINCIPAL AND INTEREST (PAYMENT)   $____________________________________________

OTHER INSTRUCTIONS:
                   -------------------------------------------------------------
--------------------------------------------------------------------------------

All Borrower's representations and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    BANK USE ONLY
TELEPHONE REQUEST:
------------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

-------------------------------                  -------------------------------
       Authorized Requester                             Phone #

-------------------------------                  -------------------------------
       Received By (Bank)                               Phone #


                     ------------------------------------
                             Authorized Signature (Bank)

--------------------------------------------------------------------------------

                                      EXHIBIT C
                              BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------
Borrower   Metro One Telecommunications, Inc.    Bank:  Silicon Valley Bank
                                                        3003 Tasman Drive
Commitment Amount:  $10,000,000                         Santa Clara, CA 95054

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE
1.     Accounts Receivable Book Value as of ____                      $________
2.     Additions (please explain on reverse)                          $________
3.     TOTAL ACCOUNTS RECEIVABLE                                      $________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.     Amounts over 90 days due                           $_________
5.     Balance of 50% over 90 day accounts                $_________
6.     Credit balances over 90 days                       $_________
7.     Concentration Limits*                              $_________
8.     Foreign Accounts                                   $_________
9.     Governmental Accounts                              $_________
10.    Promotion or Demo Accounts                         $_________
11.    Intercompany/Employee Accounts                     $_________
12.    Other (please explain on reverse)                  $_________
13.    TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                           $________
14.    Eligible Accounts (#3 minus #13)                               $________
15.    LOAN VALUE OF ACCOUNTS (80% of #14)                            $________
* 40% for Wireless affiliates of AT& T, Sprint and
Airtouch
BALANCES
16.    Maximum Loan Amount                                $_________
17.    Total Funds Available [Lesser of #16 or #15]                   $_________
18.    Present balance owing on Line of Credit            $_________
19.    Outstanding under Sublimits (none)                 $_________
20.    RESERVE POSITION (#177 minus #18 and #19)                      $_________

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THIS IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES IN THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

                                                        ------------------------
COMMENTS:                                                    BANK USE ONLY
                                                             --------------
                                                         Rec'd By:_____________
                                                                   Auth. Signer
Metro One Telecommunications. Inc.                       Date:_________________

                                                         Verified:_____________
By:                                                                Auth. Signer
   ---------------------------------                     Date:_________________
       Authorized Signer                                 ______________________

                                      EXHIBIT D
                                COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK
       3003 Tasman Drive
       Santa Clara, CA 95054

FROM:  METRO ONE TELECOMMUNICATIONS, INC.

       The undersigned authorized officer of Metro One Telecommunications, Inc. ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending_________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.



 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


       REPORTING COVENANT                        REQUIRED                           COMPLIES
       -----------------                         --------                           ---------
       10-Q, 1O-K and 8-K                 Within 5 days after filing with SEC        Yes    No
       A/R & A/P Agings*                  Monthly w/in 30 days                       Yes    No
       Borrowing Base Certificate*        Monthly w/in 30 days                       Yes    No
       Compliance Certificate             Together with 10Q & 10K                    Yes    No
       * At such time as Advances become subject to the Borrowing Base.



       FINANCIAL COVENANT                        REQUIRED              ACTUAL       COMPLIES
       ------------------                        --------                           ---------
       Maintain on a Quarterly Basis:
        Minimum Quick Ratio (Adjusted)            1.50:1.00          _____:1.00      Yes    No
        Minimum Debt Service                      1.50:1.00          _____:1.00      Yes    No
        Minimum Tangible Net Worth                $25,000,000*       $_________      Yes    No
        Maximum Debt/Tangible Net Worth           0.75:1.00          _____:1.00      Yes    No
*plus 75% of quarterly net income,
beginning 3/31/99.
       Profitability:                             Quarterly          $_________      Yes    No



                                                 -------------------------------
COMMENT REGARDING EXCEPTIONS: See Attached.              BANK USE ONLY

                                                 Received by:__________________
                                                             AUTHORIZED SIGNER

                                                 Date:_________________________

                                                 Verified:_____________________
                                                             AUTHORIZED SIGNER

                                                 Date:_________________________

                                                 Compliance Status:     Yes  No
                                                 -------------------------------

Sincerely,


Metro One Telecommunications, Inc.

----------------------------------------
SIGNATURE

----------------------------------------
TITLE

----------------------------------------
DATE








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